UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 7, 2021

(Date of earliest event reported)

Identiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

2201 Walnut Avenue, Suite 100, Fremont, California 94538

(Address of principal executive offices, including zip code)

(949) 250-8888

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	INVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On April 7, 2021, Identiv, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several Underwriters named in the Underwriting Agreement (the “Underwriters”) for whom B. Riley Securities, Inc. is acting as representative, relating to the public offering, issuance and sale by the Company of 3,286,385 shares of its common stock, $0.001 par value per share (“Common Stock”), at an offering price to the public of $10.65 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 492,957 shares of Common Stock. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-254423), that was filed with the Securities and Exchange Commission, including the related prospectus, dated March 25, 2021, as supplemented by a prospectus supplement dated April 7, 2021. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Underwriting Agreement. A copy of the legal opinion relating to the legality of the issuance and sale of Common Stock in the offering is attached hereto as Exhibit 5.1.

On April 7, 2021, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

1.1	Underwriting Agreement dated as of April 7, 2021 by and between the Company and B. Riley Securities, Inc., as representative of the several underwriters.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

99.1	Press Release dated April 7, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDENTIV, INC.

Date: April 8, 2021	By:	/s/ Sandra Wallach
	Name:	Sandra Wallach
	Title:	Chief Financial Officer